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                                                                    EXHIBIT 10.3


                           STREAM INTERNATIONAL INC.

                        1997 Director Stock Option Plan
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     1.   Purpose
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          The purpose of this 1997 Director Stock Option Plan (the "Plan") of
Stream International Inc. (f/k/a Stream International Holdings Inc.) (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

     2.   Administration
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          The Board of Directors shall supervise and administer the Plan.
Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

     3.   Participation in the Plan
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          Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

     4.   Stock Subject to the Plan
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          (a) The maximum number of shares which may be issued under the Plan shall be 1,852,500 shares of the Company's Class A Common Stock, par value $.01 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan.

          (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.
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          (c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code").

     5.   Terms, Conditions and Form of Options
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          Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

          (a)  Option Grants.
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               (i)    Upon the closing of the Company's initial public offering
of Common Stock, the Company shall grant to each eligible director an option for 185,250 shares of Common Stock.

               (ii) Upon the initial election of any eligible director as a director of the Company following the closing of the Company's initial public offering of Common Stock, the Company shall grant to such director an option for 185,250 shares of Common Stock. No person serving as a director upon the adoption of this Plan shall receive such an option.

               (iii) On the date of each annual meeting of stockholders of the Company following the closing of the Company's initial public offering of Common Stock, the Company shall grant to each eligible director an option for 61,750 shares of Common Stock (provided that no director shall receive an option pursuant to this Section 5(a)(iii) if he or she received an option under Sections 5(a)(i) or (ii) above within six (6) months prior to the date of such annual meeting of stockholders).

          (b) Option Exercise Price.  The option exercise price per share for
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each option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the Nasdaq National Market (or, if the Company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company's Common Stock by such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or (ii) if the Common Stock is not traded on the Nasdaq National Market or an exchange, the fair market value per share on the date of grant as most recently determined by the Board of Directors.

          (c) Options Non-Transferable.  Except as otherwise provided in the
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agreement evidencing the option grant, each option granted under the Plan by its terms shall not be transferable by the optionee other than by will, or by the laws of

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descent and distribution, and shall be exercised during the lifetime of the optionee only by the optionee. Except as otherwise provided in the agreement evidencing the option grant, no option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during the optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

          (d) Exercise Period.  Each option shall become exercisable on a
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cumulative basis as to 50% of the shares subject to the option on the first anniversary of the date of grant of such option and 25% of the shares subject to the option on each of the second and third anniversaries of the date of grant of such option. In the event an optionee ceases to serve as a director, each such option may be exercised by the optionee (or, in the event of her death, by her administrator, executor or heirs), at any time within 12 months after the optionee ceases to serve as a director, to the extent such option was exercisable at the time of such cessation of service. Notwithstanding the foregoing, no option shall be exercisable after the expiration of ten years from the date of grant.

          (e) Exercise Procedure.  Options may be exercised only by written
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notice to the Company at its principal office accompanied by (i) payment in cash of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

     6.   Assignments
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          The rights and benefits of participants under the Plan may not be assigned, whether voluntarily or by operation of law, except as provided in
Section 5(d).

     7.   Effective Date
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          The Plan shall become effective immediately upon its adoption by the
Board of Directors.

     8.   Limitation of Rights
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          (a) No Right to Continue as a Director.  Neither the Plan, nor the
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granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

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          (b) No Stockholders' Rights for Options.  An optionee shall have no
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rights as a stockholder with respect to the shares covered by such optionee's options until the date of the issuance to such optionee of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 9) for which the record date is prior to the date such certificate is issued.

     9.   Changes in Common Stock; Acquisition Events.
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          (a) If the outstanding shares of Common Stock are increased, decreased or combined into a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through sale of all or substantially all of the assets of the Company, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

          (b) Upon the occurrence of an Acquisition Event, all options then outstanding hereunder shall (i) be assumed or an equivalent option or award shall be substituted by the successor corporation or parent or subsidiary of the successor corporation (unless the successor corporation refuses to assume or substitute for the option) and (ii) become immediately exercisable in full immediately prior to the effectiveness of the Acquisition Event and, unless assumed or substituted by the successor corporation, will terminate, to the extent unexercised, upon the consummation of such Acquisition Event. An "Acquisition Event" shall mean: (x) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity or its parent) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity or its parent outstanding immediately after such merger or consolidation; (y) any sale of all or substantially all of the assets of the Company; or (z) the complete liquidation of the Company.

     10.  Amendment of the Plan
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          The Board of Directors may at any time, and from time to time, suspend or discontinue the Plan or modify or amend it in any respect whatsoever; provided, however, that if at any time the approval of the stockholders of the Company is

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required under any applicable tax, regulatory or listing requirement as to such modification or amendment, the Board of Directors may not affect such modification or amendment without such approval.

     11.  Governing Law
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          The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

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